UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 7, 2008

ZUPINTRA CORPORATION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

00032559
(Commission File Number)	(IRS Employer Identification No.)

181 University Ave, Suite 210, Toronto ON	M5H 3M7
(Address of Principal Executive Offices)	(Zip Code)

416-815-1771

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01 Changes in the Company’s Certifying Accountant

Effective January 29, 2008, our existing independent auditor, Mintz & Partners LLP (“Mintz”) merged with Deloitte & Touche LLP (“Deloitte”) and will be carrying on business as Deloitte.

Out future audit opinions will be provided by Deloitte, the merged firm. Previously issued audit opinions will be re-issued or consent to include previously issued Mintz opinions in Security Exchange Commission filings will be provided by Mintz. Therefore Mintz, with the consent of Deloitte, effectively resigned as our independent accountant of record on January 28, 2008.

The Company’s Board of Directors has approved the appointment of Deloitte as our auditors effective as at the January 29, 2008 effective date of the merger.

Mintz’ report on the financial statements for the years ended March 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainly, audit scope or accounting principal, except for the following statement contained in the audit opinion for the year ended March 31, 2007:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company’s recurring losses from operations and working capital deficiency raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

There were no disagreements with our former auditors, Mintz, in the past fiscal years or during the current year’s interim periods, whether resolved or not, on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which if not resolved to Mintz’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company has not consulted Deloitte regarding the application of accounting principles to any specific completed or contemplated transactions, or the type of audit opinion that might be rendered on our financial statements and we did not obtain written or oral advice in reaching a decision as to accounting, auditing or financial reporting issues or on any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

The Company has provided Mintz with a copy of this Current Report on Form 8-K and has requested that Mintz furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.01.

The Company has provided Deloitte with a copy of this Current Report on Form 8-K and has requested that it furnish us with a letter addressed to the Securities and Exchange Commission containing any new information or clarification of our statements contained herein or the respects in which it does not agree with the statements made in response to this item. A copy of this letter is included herewith as Exhibit 16.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit 16.01	Letter from Mintz & Partners LLP
Exhibit 16.02	Letter from Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf for the undersigned hereunto duly authorized.

February 7, 2008

Zupintra Corporation, Inc.
(Company)

/s/ John van Arem
   Chief Executive Officer